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                                  EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with Securities and Exchange Commission of the Annual Report of Hemagen Diagnostics, Inc. on Form 10-KSB for the period ending September 30, 2004, (the "Report") , I, William P. Hales, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     /s/ William P. Hales
     ------------------------------------
     William P. Hales
     President and Chief Executive Officer
     (Principal Executive Officer)

     December 23, 2004